Exhibit 99.2

HRPT PROPERTIES TRUST

Fourth Quarter 2008

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the

December 31, 2007 Consolidated Balance Sheet.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.   ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE:

•      CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•      COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE, AND

•      CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION.

FOR EXAMPLE:

•      IF THE AVAILABILITY OF DEBT CAPITAL REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR TO REFINANCE ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE,

•      SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•      RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•      OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS,

•      CONTINGENCIES IN OUR COMMITTED ACQUISITIONS AND SALES MAY CAUSE THESE TRANSACTIONS  NOT TO OCCUR OR TO BE DELAYED,

•      WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE  ACCEPTABLE PURCHASE PRICES, AND

•      WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY.

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRP, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets.  As of December 31, 2008, we also owned approximately 17 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we generally consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in off balance sheet entities.

Management:

HRP is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of December 31, 2008, RMR managed one of the largest portfolios of publicly owned real estate in North America, including more than 1,300 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 585 employees in its headquarters and regional offices located throughout the U.S.  In addition to managing HRP, RMR manages Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns healthcare properties.  RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to Travel Centers of America, LLC, a tenant of HPT.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of several publicly traded mutual funds, the RMR Funds, which principally invest in securities of unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total gross assets of approximately $16 billion as of December 31, 2008.  We believe that being managed by RMR is a competitive advantage for HRP because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HRP at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock – HRP

Preferred Stock Series B – HRP-B

Preferred Stock Series C – HRP-C

Preferred Stock Series D – HRP-D

Senior Unsecured Debt Ratings:

Moody’s – Baa2

Standard & Poor’s – BBB

Portfolio Data (as of 12/31/08) (1):

Total properties	537
Total sq. ft. (000s)	66,872
Percent leased	90.4%

Portfolio Concentration by Sq. Ft. (as of 12/31/08) (1):

		Industrial
	Office	and Other	Total
CBD	18.5%	0.2%	18.7%
Suburban	35.9%	45.4%	81.3%
Total	54.4%	45.6%	100.0%

Portfolio Concentration by NOI (Q4 2008) (1) (2):

		Industrial
	Office	and Other	Total
CBD	30.9%	0.3%	31.2%
Suburban	47.5%	21.3%	68.8%
Total	78.4%	21.6%	100.0%

Portfolio Concentration by Major Market (1):

	12/31/08	Q4 2008
	Sq. Ft.	NOI
Metro Philadelphia, PA	7.9%	11.6%
Oahu, HI	26.8%	9.2%
Metro Washington, DC	3.6%	9.0%
Metro Boston, MA	3.9%	5.5%
Southern California	1.7%	5.2%
Other Markets	56.1%	59.5%
Total	100.0%	100.0%

(1) Excludes properties classified in discontinued operations.

(2) We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; see page 14 for the calculation of NOI and a reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy

Managing Trustee

Patrick F. Donelan

Independent Trustee

William A. Lamkin

Independent Trustee

Adam D. Portnoy

Managing Trustee

Frederick N. Zeytoonjian

Independent Trustee

Senior Management

John A. Mannix

President & Chief Investment Officer

John C. Popeo

Treasurer & Chief Financial Officer

David M. Lepore

Senior Vice President & Chief Operating Officer

Contact Information

Investor Relations

HRPT Properties Trust

400 Centre Street

Newton, MA  02458

(t) (617) 332-3990

(f) (617) 332-2261

(e-mail) info@hrpreit.com

(website) www.hrpreit.com

Inquiries

Financial inquiries should be directed to John C. Popeo,

Treasurer and Chief Financial Officer, at (617) 332-3990

or jpopeo@hrpreit.com.

Investor and media inquiries should be directed to

Timothy A. Bonang, Director of Investor Relations, at

(617) 796-8222 or tbonang@hrpreit.com, or

Katherine L. Johnston, Manager of Investor Relations, at

(617) 796-8222 or kjohnston@hrpreit.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

RESEARCH COVERAGE

Equity Research Coverage

B.G.B. Securities

David Shapiro

(703) 528-5782

Cantor Fitzgerald

Philip Martin

(312) 469-7485

Citigroup

Michael Bilerman

(212) 816-1383

Macquarie Research

Nick Pirsos

(212) 231-2457

Merrill Lynch

Ian Weissman

(212) 449-6255

Oppenheimer

Mark Biffert

(212) 667-7062

RBC Capital Markets

David Rodgers

(440) 715-2647

Raymond James

Paul Puryear

(727) 573-3800

Stifel, Nicolaus

John Guinee

(410) 454-5520

UBS

James Feldman

(212) 713-4932

Debt Research Coverage

Citigroup

Thomas Cook

(212) 723-1112

Credit Suisse

John Giordano

(212) 538-4935

Merrill Lynch

John Forrey

(212) 449-1812

Wachovia

Thierry Perrin

(704) 715-8455

Rating Agencies

Moody’s Investors Service

Lori Marks

(212) 553-1098

Standard and Poor’s

Linda Phelps

(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2008		9/30/2008		6/30/2008		3/31/2008		12/31/2007

Shares Outstanding:
Common shares outstanding (at end of period)	227,732		227,696		225,464		225,444		225,444
Common shares outstanding (at end of period) — diluted (1)	256,925		256,889		254,657		254,637		254,637
Preferred shares outstanding (at end of period) (1)	28,180		28,180		28,180		28,180		28,180
Weighted average common shares and units outstanding - basic	227,704		227,251		225,449		225,444		222,927
Weighted average common shares and units outstanding - diluted (1)	256,897		256,444		254,642		254,637		252,120

Common Share Data:
Price at end of period	$3.37		$6.89		$6.77		$6.73		$7.73
High during period	$6.98		$8.33		$8.00		$8.56		$10.49
Low during period	$1.57		$6.43		$6.75		$6.58		$7.40
Annualized dividends paid per share (2)	$0.84		$0.84		$0.84		$0.84		$0.84
Annualized dividend yield (at end of period) (2)	24.9%		12.2%		12.4%		12.5%		10.9%

Selected Balance Sheet Data:
Total assets	$6,016,099		$6,070,543		$6,003,146		$5,959,846		$5,859,332
Total liabilities	$3,094,987		$3,152,435		$3,124,668		$3,089,567		$2,956,449
Gross book value of real estate assets (3)	$6,663,247		$6,604,601		$6,517,894		$6,501,910		$6,367,166
Total debt / gross book value of real estate (3)	43.4%		44.4%		45.0%		44.8%		43.6%

Book Capitalization:
Total debt	$2,889,918		$2,930,955		$2,932,959		$2,911,699		$2,774,160
Plus: total stockholders’ equity	2,921,112		2,918,108		2,878,478		2,870,279		2,902,883
Total book capitalization	$5,811,030		$5,849,063		$5,811,437		$5,781,978		$5,677,043
Total debt / total book capitalization	49.7%		50.1%		50.5%		50.4%		48.9%

Market Capitalization:
Total debt (book value)	$2,889,918		$2,930,955		$2,932,959		$2,911,699		$2,774,160
Plus: market value of preferred shares (at end of period)	298,920		424,374		556,585		557,678		586,010
Plus: market value of common shares (at end of period)	767,457		1,568,825		1,526,391		1,517,238		1,742,682
Total market capitalization	$3,956,295		$4,924,154		$5,015,935		$4,986,615		$5,102,852
Total debt / total market capitalization	73.0%		59.5%		58.5%		58.4%		54.4%

Selected Income Statement Data (4):
Rental income	$218,406		$211,689		$204,273		$215,164		$214,006
EBITDA (5)	$120,603		$120,597		$121,328		$121,157		$120,608
Property net operating income (NOI) (6)	$124,486		$122,615		$120,526		$130,201		$128,785
NOI margin (7)	57.0%		57.9%		59.0%		60.5%		60.2%
Net income	$63,463		$85,724		$68,052		$27,406		$27,479
Preferred distributions	$(12,667)		$(12,667)		$(12,667)		$(12,667)		$(14,368)
Excess redemption price paid over carrying value of preferred shares	$—		$—		$—		$—		$(4,230)
Net income available for common shareholders	$50,796		$73,057		$55,385		$14,739		$8,881
Funds from operations (FFO) (8)	$74,825		$74,998		$76,767		$75,769		$75,269
FFO available for common shareholders (8)	$62,158		$62,331		$64,100		$63,102		$60,901
Common distributions paid	$47,816		$47,800		$47,343		$47,343		$47,341

Per Share Data (1):
Net income available for common shareholders — basic and diluted	$0.22		$0.32		$0.25		$0.07		$0.04
FFO available for common shareholders — basic (8)	$0.27		$0.27		$0.28		$0.28		$0.27
FFO available for common shareholders — diluted (1) (8)	$0.27		$0.27		$0.28		$0.27		$0.27
Common distributions paid (2)	$0.21		$0.21		$0.21		$0.21		$0.21
FFO payout ratio (2)	76.9%		76.7%		73.9%		75.0%		77.7%

Coverage Ratios:
EBITDA (5) / interest expense	2.6	x	2.7	x	2.7	x	2.7	x	2.7	x
EBITDA (5) / interest expense and preferred distributions	2.1	x	2.1	x	2.1	x	2.1	x	2.0	x

(1) As of 12/31/2008, we had 15,180 preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted net income, FFO and weighted average common shares outstanding.

(2) The amounts stated are the amounts paid during the periods.  On January 9, 2009, HRP lowered its quarterly dividend rate to $0.12/share ($0.48/share annualized).  At this reduced dividend rate the annualized dividend yield and FFO payout for the fourth quarter 2008 would have been 14.2% and 44.0%, respectively.

(3) Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(4) Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties subsequently classified in discontinued operations.

(5) See page 13 for calculation of EBITDA.

(6) Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

(7) NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(8) See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of December 31,
	2008	2007
		(audited)
ASSETS
Real estate properties:
Land	$1,220,554	$1,189,684
Buildings and improvements	5,021,703	4,966,610
	6,242,257	6,156,294
Accumulated depreciation	(862,958)	(808,216)
	5,379,299	5,348,078
Properties held for sale	145,849	—
Acquired real estate leases, net	164,308	150,672
Cash and cash equivalents	15,518	19,879
Restricted cash	10,837	18,027
Rents receivable, net of allowance for doubtful accounts of $8,492 and $6,290, respectively	196,839	197,967
Other assets, net	103,449	124,709
Total assets	$6,016,099	$5,859,332

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$201,000	$140,000
Senior unsecured debt, net	2,241,225	2,239,784
Mortgage notes payable, net	447,693	394,376
Other liabilities related to properties held for sale	3,400	—
Accounts payable and accrued expenses	99,285	89,441
Acquired real estate lease obligations, net	47,839	41,607
Rent collected in advance	26,537	24,779
Security deposits	17,935	16,063
Due to affiliates	10,073	10,399
Total liabilities	3,094,987	2,956,449

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 7,000,000 shares issued and and outstanding, aggregate liquidation preference $175,000	169,079	169,079
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 227,731,938 and 225,444,497 shares issued and outstanding, respectively	2,277	2,254
Additional paid in capital	2,937,986	2,923,455
Cumulative net income	2,072,254	1,827,609
Cumulative common distributions	(2,441,841)	(2,251,539)
Cumulative preferred distributions	(331,928)	(281,260)
Total shareholders’ equity	2,921,112	2,902,883
Total liabilities and shareholders’ equity	$6,016,099	$5,859,332

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Rental income (1)	$218,406	$199,070	$835,540	$783,266

Expenses:
Operating expenses	93,920	81,598	347,958	315,131
Depreciation and amortization	49,032	44,218	185,657	170,321
General and administrative	9,775	8,548	36,812	33,711
Total expenses	152,727	134,364	570,427	519,163

Operating income	65,679	64,706	265,113	264,103

Interest income	539	852	1,442	2,293
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,522, $1,181, $5,479 and $4,426, respectively)	(45,616)	(44,758)	(180,193)	(170,970)
Loss on asset impairment	(2,283)	—	(2,283)	—
Loss on early extinguishment of debt	—	—	—	(711)
Income from continuing operations before income tax expense	18,319	20,800	84,079	94,715
Income tax expense	(162)	(395)	(773)	(395)
Income from continuing operations	18,157	20,405	83,306	94,320
Discontinued operations:
Income from discontinued operations (1)	5,757	7,261	24,165	27,714
Gain (loss) on sale of properties	39,549	(187)	137,174	2,221
Net income	63,463	27,479	244,645	124,255
Preferred distributions	(12,667)	(14,368)	(50,668)	(60,572)
Excess redemption price paid over carrying value of preferred shares	—	(4,230)	—	(4,230)
Net income available for common shareholders	$50,796	$8,881	$193,977	$59,453

Weighted average common shares outstanding — basic	227,704	222,927	226,468	214,361

Weighted average common shares outstanding — diluted (2)	256,897	252,120	255,661	243,554

Earnings per common share:
Income from continuing operations available for common shareholders — basic and diluted (2)	$0.02	$0.01	$0.14	$0.14
Income from discontinued operations — basic and diluted (2)	$0.20	$0.03	$0.71	$0.14
Net income available for common shareholders — basic and diluted (2)	$0.22	$0.04	$0.86	$0.28

Additional Data:
General and administrative expenses / rental income	4.48%	4.29%	4.41%	4.30%
General and administrative expenses / total assets (at end of period)	0.16%	0.15%	0.61%	0.58%

Continuing Operations:
Non cash straight line rent adjustments (FAS 13) (1)	$6,391	$7,202	$18,136	$19,956
Lease value amortization (FAS 141) (1)	$(1,514)	$(2,143)	$(8,563)	$(9,445)
Lease termination fees included in rental income	$536	$231	$2,819	$1,156
Capitalized interest expense	$—	$—	$—	$489

Discontinued Operations:
Non cash straight line rent adjustments (FAS 13) (1)	$113	$1,231	$865	$3,314
Lease value amortization (FAS 141) (1)	$60	$(131)	$(235)	$(479)

(1) We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations includes non-cash straight line rent adjustments. Rental income and income from discontinued operations also includes non-cash amortization of intangible lease assets and liabilities.

(2) As of 12/31/2008, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted net income and weighted average common shares outstanding.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Cash flows from operating activities:
Net income	$63,463	$27,479	$244,645	$124,255
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	38,318	38,673	155,026	147,550
Amortization of debt discounts, premiums and deferred financing fees	1,521	1,170	5,458	4,377
Amortization of acquired real estate leases	7,449	7,392	29,937	30,966
Other amortization	4,314	3,812	16,440	14,424
Loss on asset impairment	2,283	—	2,283	—
Loss on early extinguishment of debt	—	—	—	711
(Gain) loss on sale of properties	(39,549)	187	(137,174)	(2,221)
Change in assets and liabilities:
Decrease in restricted cash	2,282	769	7,190	4,691
(Increase) decrease in rents receivable and other assets	(8,299)	2,272	(46,043)	(49,319)
(Decrease) increase in accounts payable and accrued expenses	(2,681)	199	12,003	(6,829)
(Decrease) increase in rent collected in advance	925	4,655	2,618	5,187
Increase in security deposits	341	32	6,385	91
Decrease in due to affiliates	(12,380)	(12,829)	(326)	(2,309)
Cash provided by operating activities	57,987	73,811	298,442	271,574

Cash flows from investing activities:
Real estate acquisitions and improvements	(80,773)	(114,292)	(416,461)	(423,488)
Proceeds from sale of properties	113,327	662	333,614	4,410
Decrease in restricted cash	66,825	—	—	—
Cash provided by (used in) investing activities	99,379	(113,630)	(82,847)	(419,078)

Cash flows from financing activities:
Redemption of preferred shares	—	(125,000)	—	(125,000)
Proceeds from issuance of common shares, net	—	124,923	—	153,074
Proceeds from borrowings	48,000	155,000	406,000	1,220,340
Payments on borrowings	(153,397)	(55,993)	(384,159)	(848,979)
Deferred financing fees	(819)	(408)	(827)	(4,124)
Distributions to common shareholders	(47,816)	(47,341)	(190,302)	(180,351)
Distributions to preferred shareholders	(12,667)	(15,736)	(50,668)	(64,277)
Cash (used in) provided by financing activities	(166,699)	35,445	(219,956)	150,683

(Decrease) increase in cash and cash equivalents	(9,333)	(4,374)	(4,361)	3,179
Cash and cash equivalents at beginning of period	24,851	24,253	19,879	16,700
Cash and cash equivalents at end of period	$15,518	$19,879	$15,518	$19,879

Supplemental cash flow information:
Interest paid (including capitalized interest paid of $0, $0, $0 and $489, respectively)	$34,448	$33,900	$172,244	$162,392

Non-cash investing activities:
Real estate acquisitions	$(71,842)	$—	$(125,569)	$(4,545)
Real estate sales	—	—	10,782	—

Non-cash financing activities:
Issuance of common shares	$24	$23	$14,554	$303
Assumption of mortgage notes payable	71,842	—	111,396	4,545
Mortgage notes related to properties sold	—	—	(10,782)	—

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Net income	$63,463	$27,479	$244,645	$124,255
Plus: interest expense from continuing operations	45,616	44,758	180,193	170,970
Plus: interest expense from discontinued operations	—	186	360	601
Plus: income tax expense	162	395	773	395
Plus: depreciation and amortization from continuing operations	49,032	44,218	185,657	170,321
Plus: depreciation and amortization from discontinued operations	(404)	3,385	6,948	12,695
Plus: loss on asset impairment	2,283	—	2,283	—
Plus: loss on early extinguishment of debt	—	—	—	711
Less: (gain) loss on sale of properties	(39,549)	187	(137,174)	(2,221)
EBITDA	$120,603	$120,608	$483,685	$477,727

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on sales of properties, plus loss on asset impairment, loss on early extinguishment of debt, interest expense, income tax expense and depreciation and amortization.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate EBITDA differently than us.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Calculation of NOI (1):
Rental income	$218,406	$199,070	$835,540	$783,266
Operating expenses	(93,920)	(81,598)	(347,958)	(315,131)
Property net operating income (NOI)	$124,486	$117,472	$487,582	$468,135

Reconciliation of NOI to Net Income:

Property net operating income	$124,486	$117,472	$487,582	$468,135
Depreciation and amortization	(49,032)	(44,218)	(185,657)	(170,321)
General and administrative	(9,775)	(8,548)	(36,812)	(33,711)
Operating income	65,679	64,706	265,113	264,103

Interest income	539	852	1,442	2,293
Interest expense	(45,616)	(44,758)	(180,193)	(170,970)
Loss on asset impairment	(2,283)	—	(2,283)	—
Loss on early extinguishment of debt	—	—	—	(711)
Income from continuing operations before income tax expense	18,319	20,800	84,079	94,715
Income tax expense	(162)	(395)	(773)	(395)
Income from continuing operations	18,157	20,405	83,306	94,320

Income from discontinued operations	5,757	7,261	24,165	27,714
Gain on sale of properties	39,549	(187)	137,174	2,221
Net income	$63,463	$27,479	$244,645	$124,255

(1)  Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Net income	$63,463	$27,479	$244,645	$124,255
Plus: depreciation and amortization from continuing operations	49,032	44,218	185,657	170,321
Plus: depreciation and amortization from discontinued operations	(404)	3,385	6,948	12,695
Loss on early extinguishment of debt:
Add: amount included in expenses	—	—	—	711
Less: portion settled in cash	—	—	—	—
Loss on asset impairment	2,283	—	2,283	—
Gains and losses on sale of properties:
Less: amount included in net income	(39,549)	187	(137,174)	(2,221)
Add: land sales	—	—	—	2,408
FFO	74,825	75,269	302,359	308,169
Less: preferred distributions	(12,667)	(14,368)	(50,668)	(60,572)
FFO available for common shareholders	$62,158	$60,901	$251,691	$247,597

Weighted average common shares outstanding — basic	227,704	222,927	226,468	214,361

Weighted average common shares outstanding — diluted (1)	256,897	252,120	255,661	243,554

FFO available for common shareholders per share — basic	$0.27	$0.27	$1.11	$1.16

FFO available for common shareholders per share — diluted (1)	$0.27	$0.27	$1.08	$1.12

(1) At 12/31/2008, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash and loss on asset impairment.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and gains or losses on sales of depreciated operating properties, FFO can facilitate a comparison of operating performances among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE

COMMON SHARES OUTSTANDING

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Net income available for common shareholders	$50,796	$8,881	$193,977	$59,453
Add — Series D convertible preferred distributions (1)	6,167	6,167	24,668	24,668
Net income available for common shareholders — diluted	$56,963	$15,048	$218,645	$84,121

FFO available for common shareholders (2)	$62,158	$60,901	$251,691	$247,597
Add — Series D convertible preferred distributions (1)	6,167	6,167	24,668	24,668
FFO available for common shareholders — diluted	$68,325	$67,068	$276,359	$272,265

Weighted average common shares outstanding — basic	227,704	222,927	226,468	214,361
Effect of dilutive Series D preferred shares (1)	29,193	29,193	29,193	29,193
Weighted average common shares outstanding — diluted	256,897	252,120	255,661	243,554

(1) As of 12/31/2008, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.

(2) See page 15 for calculation of FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (1)
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Number of Properties:

Office	353	317	353	317
Industrial and Other	184	169	184	169
Total	537	486	537	486

CBD	46	42	46	42
Suburban	491	444	491	444
Total	537	486	537	486

Square Feet (2):

Office	36,360	33,086	36,360	33,086
Industrial and Other	30,512	29,112	30,512	29,112
Total	66,872	62,198	66,872	62,198

CBD	12,480	10,916	12,480	10,916
Suburban	54,392	51,282	54,392	51,282
Total	66,872	62,198	66,872	62,198

Percent Leased (3):

Office	87.4%	89.5%	87.4%	89.5%
Industrial and Other	94.1%	96.4%	94.1%	96.4%
Total	90.4%	92.7%	90.4%	92.7%

CBD	88.1%	89.9%	88.1%	89.9%
Suburban	90.9%	93.3%	90.9%	93.3%
Total	90.4%	92.7%	90.4%	92.7%

Rental Income (4):

Office	$179,733	$164,222	$688,596	$648,993
Industrial and Other	38,673	34,848	146,944	134,273
Total	$218,406	$199,070	$835,540	$783,266

CBD	$77,100	$66,954	$297,778	$269,126
Suburban	141,306	132,116	537,762	514,140
Total	$218,406	$199,070	$835,540	$783,266

Property Net Operating Income (NOI) (5):

Office	$97,611	$92,219	$381,242	$369,290
Industrial and Other	26,875	25,253	106,340	98,845
Total	$124,486	$117,472	$487,582	$468,135

CBD	$38,844	$35,308	$156,950	$146,282
Suburban	85,642	82,164	330,632	321,853
Total	$124,486	$117,472	$487,582	$468,135

NOI Margin (6):

Office	54.3%	56.2%	55.4%	56.9%
Industrial and Other	69.5%	72.5%	72.4%	73.6%
Total	57.0%	59.0%	58.4%	59.8%

CBD	50.4%	52.7%	52.7%	54.4%
Suburban	60.6%	62.2%	61.5%	62.6%
Total	57.0%	59.0%	58.4%	59.8%

(1) Excludes properties classified in discontinued operations.

(2) Prior periods exclude space remeasurements made during the current period.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4) Includes some triple net lease rental income.

(5) Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

(6) NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (1)
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Number of Properties:
Metro Philadelphia, PA	19	19	19	19
Oahu, HI	57	57	57	57
Metro Washington, DC	17	17	17	17
Metro Boston, MA	19	19	19	19
Southern California	19	19	19	19
Other markets	406	355	406	355
Total	537	486	537	486

Square Feet (2):
Metro Philadelphia, PA	5,277	5,292	5,277	5,292
Oahu, HI	17,914	17,914	17,914	17,914
Metro Washington, DC	2,402	2,401	2,402	2,401
Metro Boston, MA	2,599	2,599	2,599	2,599
Southern California	1,174	1,174	1,174	1,174
Other markets	37,506	32,818	37,506	32,818
Total	66,872	62,198	66,872	62,198

Percent Leased (3):
Metro Philadelphia, PA	87.0%	89.7%	87.0%	89.7%
Oahu, HI	95.7%	97.4%	95.7%	97.4%
Metro Washington, DC	92.4%	91.1%	92.4%	91.1%
Metro Boston, MA	85.1%	95.8%	85.1%	95.8%
Southern California	88.3%	92.3%	88.3%	92.3%
Other markets	88.7%	90.6%	88.7%	90.6%
Total	90.4%	92.7%	90.4%	92.7%

Rental Income (4):
Metro Philadelphia, PA	$30,282	$31,058	$122,591	$123,799
Oahu, HI	16,631	16,352	66,831	64,634
Metro Washington, DC	18,508	17,781	70,780	69,814
Metro Boston, MA	12,212	14,015	49,788	54,241
Southern California	9,841	9,401	38,714	37,978
Other markets	130,932	110,463	486,836	432,800
Total	$218,406	$199,070	$835,540	$783,266

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$14,473	$15,662	$62,612	$63,380
Oahu, HI	11,479	12,356	49,837	50,417
Metro Washington, DC	11,226	11,054	42,473	43,890
Metro Boston, MA	6,779	8,835	28,311	33,648
Southern California	6,500	5,985	26,068	25,482
Other markets	74,029	63,580	278,281	251,318
Total	$124,486	$117,472	$487,582	$468,135

NOI Margin (6):
Metro Philadelphia, PA	47.8%	50.4%	51.1%	51.2%
Oahu, HI	69.0%	75.6%	74.6%	78.0%
Metro Washington, DC	60.7%	62.2%	60.0%	62.9%
Metro Boston, MA	55.5%	63.0%	56.9%	62.0%
Southern California	66.1%	63.7%	67.3%	67.1%
Other markets	56.5%	57.6%	57.2%	58.1%
Total	57.0%	59.0%	58.4%	59.8%

(1) Excludes properties classified in discontinued operations.

(2) Prior periods exclude space remeasurements made during the current period.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4) Includes some triple net lease rental income.

(5) Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

(6) NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (2)
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Office:
Properties	317	317	307	307
Total sq. ft.	33,081	33,081	32,328	32,328
Percent leased (3)	87.2%	89.5%	87.0%	89.3%
Rental income (4)	$165,845	$164,223	$644,533	$642,341
Property net operating income (NOI) (5)	$89,868	$92,221	$354,836	$363,785
NOI % growth	-2.6%		-2.5%

Industrial and Other:
Properties	159	159	145	145
Total sq. ft.	28,389	28,389	25,095	25,095
Percent leased (3)	94.1%	96.8%	94.3%	96.3%
Rental income (4)	$34,828	$33,407	$124,995	$124,256
Property net operating income (NOI) (5)	$23,783	$24,098	$87,707	$89,847
NOI % growth	-1.3%		-2.4%

CBD:
Properties	42	42	42	42
Total sq. ft.	10,908	10,908	10,908	10,908
Percent leased (3)	87.3%	89.9%	87.3%	89.9%
Rental income (4)	$68,698	$66,954	$273,691	$269,127
Property net operating income (NOI) (5)	$34,136	$35,308	$144,294	$146,282
NOI % growth	-3.3%		-1.4%

Suburban:
Properties	434	434	410	410
Total sq. ft.	50,562	50,562	46,515	46,515
Percent leased (3)	91.1%	93.5%	90.8%	92.9%
Rental income (4)	$131,975	$130,676	$495,837	$497,470
Property net operating income (NOI) (5)	$79,515	$81,011	$298,249	$307,350
NOI % growth	-1.8%		-3.0%

Total:
Properties	476	476	452	452
Total sq. ft.	61,470	61,470	57,423	57,423
Percent leased (3)	90.4%	92.8%	90.2%	92.4%
Rental income (4)	$200,673	$197,630	$769,528	$766,597
Property net operating income (NOI) (5)	$113,651	$116,319	$442,543	$453,632
NOI % growth	-2.3%		-2.4%

(1) Based on properties owned continuously since 10/1/2007 and excludes properties classified in discontinued operations.

(2) Based on properties owned continuously since 1/1/2007 and excludes properties classified in discontinued operations.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4) Includes some triple net lease rental income.

(5) Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (2)
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Metro Philadelphia, PA:
Properties	19	19	19	19
Total sq. ft.	5,277	5,277	5,277	5,277
Percent leased (3)	87.0%	89.7%	87.0%	89.7%
Rental income (4)	$30,282	$31,058	$122,591	$123,799
Property net operating income (NOI) (5)	$14,473	$15,662	$62,612	$63,380
NOI % growth	-7.6%		-1.2%

Oahu, HI:
Properties	56	56	56	56
Total sq. ft.	17,793	17,793	17,793	17,793
Percent leased (3)	95.9%	97.9%	95.9%	97.9%
Rental income (4)	$16,431	$16,282	$66,205	$64,542
Property net operating income (NOI) (5)	$11,473	$12,459	$49,964	$50,693
NOI % growth	-7.9%		-1.4%

Metro Washington, D.C.:
Properties	17	17	17	17
Total sq. ft.	2,402	2,402	2,402	2,402
Percent leased (3)	92.4%	91.1%	92.4%	91.1%
Rental income (4)	$18,508	$17,781	$70,780	$69,814
Property net operating income (NOI) (5)	$11,226	$11,054	$42,473	$43,890
NOI % growth	1.6%		-3.2%

Metro Boston, MA:
Properties	19	19	16	16
Total sq. ft.	2,599	2,599	2,237	2,237
Percent leased (3)	85.1%	95.8%	82.7%	95.1%
Rental income (4)	$12,212	$14,015	$45,400	$51,379
Property net operating income (NOI) (5)	$6,779	$8,835	$24,225	$30,945
NOI % growth	-23.3%		-21.7%

Southern California:
Properties	19	19	19	19
Total sq. ft.	1,174	1,174	1,174	1,174
Percent leased (3)	88.3%	92.3%	88.3%	92.3%
Rental income (4)	$9,841	$9,401	$38,714	$37,978
Property net operating income (NOI) (5)	$6,500	$5,985	$26,068	$25,482
NOI % growth	8.6%		2.3%

Other Markets:
Properties	346	346	325	325
Total sq. ft.	32,225	32,225	28,540	28,540
Percent leased (3)	88.3%	90.5%	87.7%	89.3%
Rental income (4)	$113,399	$109,093	$425,838	$419,085
Property net operating income (NOI) (5)	$63,200	$62,324	$237,201	$239,242
NOI % growth	1.4%		-0.9%

Total:
Properties	476	476	452	452
Total sq. ft.	61,470	61,470	57,423	57,423
Percent leased (3)	90.4%	92.8%	90.2%	92.4%
Rental income (4)	$200,673	$197,630	$769,528	$766,597
Property net operating income (NOI) (5)	$113,651	$116,319	$442,543	$453,632
NOI % growth	-2.3%		-2.4%

(1) Based on properties owned continuously since 10/1/2007 and excludes properties classified in discontinued operations.

(2) Based on properties owned continuously since 1/1/2007 and excludes properties classified in discontinued operations.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4) Includes some triple net lease rental income.

(5) Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal		Maturity	Due at	Years to
	Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt One property in Buffalo, NY	5.170%	5.170%	$134		1/1/2009	$134	0.0
Secured debt See note (2)	6.814%	7.842%	234,791		1/31/2011	225,547	2.1
Secured debt One property in Milwaukee, WI	7.435%	7.000%	30,416		6/1/2011	29,188	2.4
Secured debt One property in Bannockburn, IL	8.050%	5.240%	24,386		6/1/2012	22,719	3.4
Secured debt Two properties in Rochester, NY	6.000%	6.000%	5,088		10/11/2012	4,507	3.8
Secured debt One property in Macon, GA	4.950%	6.280%	13,471		5/11/2014	11,930	5.4
Secured debt One property in Lenexa, KS	5.760%	7.000%	8,794		5/1/2016	6,116	7.3
Secured debt One property in Jacksonville, FL	6.030%	8.000%	41,600		5/11/2016	38,994	7.4
Secured debt One property in Birmingham, AL	7.360%	5.610%	12,968		8/1/2016	9,333	7.6
Secured debt One property in North Haven, CT	6.750%	5.240%	4,786		3/1/2022	—	13.2
Secured debt One property in Morgan Hill, CA	6.140%	8.000%	15,867		1/5/2023	—	14.0
Secured debt One property in East Windsor, CT	5.710%	5.240%	9,018		3/1/2026	—	17.2
Secured debt Two properties in Morgan Hill, CA	6.060%	8.000%	14,249		11/10/2027	—	18.9
Secured debt One property in Philadelphia, PA (3)	6.794%	7.383%	40,327		1/1/2029	2,478	20.0
Total / weighted average secured fixed rate debt	6.709%	7.405%	$455,895			$350,946	6.0

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (4)	1.010%	1.010%	$201,000		8/22/2010	$201,000	1.6
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (5)	2.500%	2.500%	200,000		3/16/2011	200,000	2.2
Total / weighted average unsecured floating rate debt	1.753%	1.753%	$401,000			$401,000	1.9

Unsecured Fixed Rate Debt:
Senior notes due 2010	8.875%	9.000%	$30,000		8/1/2010	$30,000	1.6
Senior notes due 2010	8.625%	8.770%	20,000		10/1/2010	20,000	1.8
Senior notes due 2012	6.950%	7.179%	200,000		4/1/2012	200,000	3.3
Senior notes due 2013	6.500%	6.693%	200,000		1/15/2013	200,000	4.0
Senior notes due 2014	5.750%	5.828%	250,000		2/15/2014	250,000	5.1
Senior notes due 2015	6.400%	6.601%	200,000		2/15/2015	200,000	6.1
Senior notes due 2015	5.750%	5.790%	250,000		11/1/2015	250,000	6.8
Senior notes due 2016	6.250%	6.470%	400,000		8/15/2016	400,000	7.6
Senior notes due 2017	6.250%	6.279%	250,000		6/15/2017	250,000	8.5
Senior notes due 2018	6.650%	6.768%	250,000		1/15/2018	250,000	9.0
Total / weighted average unsecured fixed rate debt	6.346%	6.485%	$2,050,000			$2,050,000	6.4

Total / weighted average unsecured debt	5.594%	5.711%	$2,451,000			$2,451,000	5.7

Summary Debt:
Total / weighted average secured fixed rate debt	6.709%	7.405%	$455,895			$350,946	6.0
Total / weighted average unsecured floating rate debt	1.753%	1.753%	401,000			401,000	1.9
Total / weighted average unsecured fixed rate debt	6.346%	6.485%	2,050,000			2,050,000	6.4
Total / weighted average debt	5.769%	5.977%	$2,906,895	(6)		$2,801,946	5.7

(1)

Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)	Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.
(3)	The loan becomes prepayable on 1/31/2011. On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2011.
(4)

Represents amounts outstanding on HRP’s $750 million revolving credit facility at 12/31/2008. Subject to certain conditions, at HRP’s option, this facility’s maturity date can be extended to 8/22/2011 with a payment of $1.125 million (15 b.p.). Interest rate at 12/31/2008.

(5)	The notes became prepayable, at par, on September 16, 2006. Interest rate at 12/31/2008.
(6)	Total debt as of 12/31/2008, net of unamortized premiums and discounts, equals $2,889,918.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured		Unsecured		Weighted
	Fixed Rate	Floating		Fixed		Average
Year	Debt	Rate Debt		Rate Debt	Total (1)	Interest Rate
2009	$9,022	$—		$—	$9,022	6.7%
2010	9,507	201,000	(2)	50,000	260,507	2.7%
2011	260,302	200,000		—	460,302	5.0%
2012	32,335	—		200,000	232,335	7.0%
2013	5,080	—		200,000	205,080	6.5%
2014	17,119	—		250,000	267,119	5.7%
2015	5,415	—		450,000	455,415	6.0%
2016	59,219	—		400,000	459,219	6.2%
2017	4,345	—		250,000	254,345	6.3%
2018	4,632	—		250,000	254,632	6.6%
2019	4,938	—		—	4,938	6.4%
2020 and thereafter	43,981	—		—	43,981	6.5%
Total	$455,895	$401,000		$2,050,000	$2,906,895	5.8%

Percent	15.7%	13.8%		70.5%	100.0%

(1)	Total debt as of 12/31/2008, net of unamortized premiums and discounts, equals $2,889,918.
(2)

Represents amounts outstanding on HRP’s $750 million revolving credit facility at 12/31/2008. Subject to certain conditions, at HRP’s option, this facility’s maturity date can be extended to 8/22/2011 with a payment of $1.125 million (15 b.p.).

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	12/31/2008		9/30/2008		6/30/2008		3/31/2008		12/31/2007
Leverage Ratios:

Total debt / total assets	48.0%		48.3%		48.9%		48.9%		47.3%
Total debt / gross book value of real estate assets (1)	43.4%		44.4%		45.0%		44.8%		43.6%
Total debt / total market capitalization	73.0%		59.5%		58.5%		58.4%		54.4%
Total debt / total book capitalization	49.7%		50.1%		50.5%		50.4%		48.9%
Secured debt / total assets	7.4%		6.4%		6.5%		6.1%		6.7%
Variable rate debt / total debt	13.9%		17.2%		17.1%		17.4%		12.3%
Variable rate debt / total assets	6.7%		8.3%		8.3%		8.5%		5.8%

Coverage Ratios:

EBITDA / interest expense	2.6	x	2.7	x	2.7	x	2.7	x	2.7	x
EBITDA / interest expense + preferred distributions	2.1	x	2.1	x	2.1	x	2.1	x	2.0	x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	42.7%		42.9%		43.5%		43.7%		42.6%
Secured debt / adjusted total assets (maximum 40%)	6.6%		5.7%		5.8%		5.5%		6.1%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.7	x	2.7	x	2.7	x	2.6	x	2.7	x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	238.9%		231.9%		227.4%		229.0%		234.9%

(1)	Gross book value of real estate assets is real estate properties, at cost, including properties held for sale and purchase price allocations less impairment writedowns, if any.
(2)

Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Tenant improvements (TI)	$17,611	$15,853	$9,601	$5,178	$20,714
Leasing costs (LC)	4,622	3,906	4,091	3,859	3,156
Total TI and LC	22,233	19,759	13,692	9,037	23,870

Building improvements (1)	1,079	2,267	2,953	1,789	5,893
Development, redevelopment and other activities (2)	9,638	3,882	2,955	3,491	6,957
Total capital improvements, including TI and LC	$32,950	$25,908	$19,600	$14,317	$36,720

Sq. ft. beginning of period	67,225	65,247	65,315	64,456	63,928
Sq. ft. end of period	67,586	67,225	65,247	65,315	64,456
Average sq. ft. during period	67,406	66,236	65,281	64,886	64,192

Building improvements per average sq. ft. during period	$0.02	$0.03	$0.05	$0.03	$0.09

(1)	Building improvements generally include construction costs, expenditures to replace obsolete building components, and expenditures that extend the useful life of existing assets.
(2)	Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

2008 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Feb-08	Cleveland, OH	Office	2	878	$123,700	$140.89	9.0%	8.2	90.7%	Jones Day
	Q1 2008 Total / Weighted Average		2	878	123,700	140.89	9.0%	8.2	90.7%

Jun-08	Milwaukee, WI	Office	1	374	53,050	141.84	9.1%	6.1	96.8%	Marshall and Ilsley Trust Co
	Q2 2008 Total / Weighted Average		1	374	53,050	141.84	9.1%	6.1	96.8%

Jul-08	Lenexa, KS	Office/Industrial	42	1,828	113,710	62.20	11.8%	4.1	88.4%	Sprint Spectrum Realty Company, L.P.
Sep-08	Hanover, PA	Industrial	1	502	34,000	67.73	10.8%	20.0	100.0%	Bookspan
Sep-08	Newton, IA	Industrial	1	317	14,350	45.27	9.2%	9.8	100.0%	TIP Iowa, LLC
	Q3 2008 Total / Weighted Average		44	2,647	162,060	61.22	11.4%	7.2	92.0%

Oct-08	Kansas City, MO	Office	1	10	760	76.00	0.0%	—	0.0%	N/A
Nov-08	Morgan Hill, CA	Office	3	311	65,000	209.00	9.0%	6.3	100.0%	EDO Corporation
Nov-08	Jacksonville, FL	Office	1	319	51,400	161.13	9.2%	4.6	99.3%	Wachovia Bank, NA
Dec-08	Duluth, GA	Office	2	190	17,150	90.26	10.6%	4.5	100.0%	Primerica Life Insurance Company
	Q4 2008 Total / Weighted Average		7	830	134,310	161.82	9.2%	5.3	98.5%

	Total / Weighted Average		54	4,729	$473,120	$100.05	9.9%	6.6	93.3%

Dispositions:

									Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original		Book
Date		Office/	Number of		Sale	Purchase	Price (1)/	Price (1)/	Purchase		Gain (Loss)
Sold	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price		on Sale
			There were no dispositions during the three months ended March 31, 2008.

Jun-08	Pittsburgh, PA	Office	1	75	$15,002	$10,100	$200.03	$134.67	1.5	x	$5,328
Jun-08	Fort Washington, PA	Office	1	124	9,594	6,794	77.37	54.79	1.4	x	4,495
Jun-08	Lincoln, RI	Office	1	62	12,336	8,000	198.97	129.03	1.5	x	5,173
Jun-08	Austin, TX	Office	1	71	28,134	7,200	396.25	101.41	3.9	x	16,182
Jun-08	Irving, TX	Office	1	117	18,713	8,414	159.94	71.91	2.2	x	8,807
	Q2 2008 Total / Weighted Average		5	449	83,779	40,508	186.59	90.22	2.1	x	39,985

Jul-08	Anaheim, CA	Office	1	34	10,540	6,869	310.00	202.03	1.5	x	5,312
Jul-08	Decatur, GA	Office	1	52	8,208	8,800	157.85	169.23	0.9	x	(766)
Jul-08	East Syracuse, NY	Office	1	66	20,304	15,184	307.64	230.06	1.3	x	5,647
Aug-08	Various locations in MA	Office	18	419	91,949	57,205	219.45	136.53	1.6	x	40,394
Aug-08	Brooklyn, NY	Office	1	72	11,907	7,829	165.38	108.74	1.5	x	4,119
Aug-08	King of Prussia, PA	Office	1	29	6,055	3,439	208.79	118.59	1.8	x	2,904
	Q3 2008 Total / Weighted Average		23	672	148,963	99,326	221.67	147.81	1.5	x	57,610

Oct-08	Austin, TX	Office	1	80	29,829	15,075	372.86	188.44	2.0	x	17,180
Dec-08	Washington, DC	Office	1	82	23,578	18,400	287.54	224.39	1.3	x	3,858
Dec-08	Orlando, FL	Office	3	46	12,737	10,050	276.89	218.48	1.3	x	4,945
Dec-08	Pikesville, MD	Office	1	42	6,933	5,750	165.07	136.90	1.2	x	1,646
Dec-08	Lexington, MA	Office	1	57	19,475	10,500	341.67	184.21	1.9	x	1,252
Dec-08	Fairfax, VA	Office	1	47	10,327	5,675	219.72	120.74	1.8	x	5,204
Dec-08	Norfolk, VA	Office	1	70	11,138	5,535	159.11	79.07	2.0	x	5,334
	Q4 2008 Total / Weighted Average		9	424	114,017	70,985	268.91	167.42	1.6	x	39,419

	Total		37	1,545	$346,759	$210,819	$224.44	$136.45	1.6	x	$137,014

(1)	Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.
(2)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.
(3)	Average remaining lease term based on rental income as of the date acquired.
(4)	Percent leased as of the date acquired.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

2008 FINANCING ACTIVITIES

(amounts in thousands, except share information)

	For the Three Months Ended	For the Three Months Ended	For the Three Months Ended	For the Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008

Debt Transactions (1):
New debt raised	$—	$—	$—	$—
New debt assumed as part of acquisitions	$71,842	$8,915	$30,639	$—
Total new debt	71,842	8,915	30,639	—

Debt retired	$—	$(10,782)	$—	$(28,600)
Net debt	$71,842	$(1,867)	$30,639	$(28,600)

Equity Transactions:
New common shares issued (2)	—	2,153,941	—	—
New common equity, net (2)	$—	$14,173	$—	$—

New preferred shares issued	—	—	—	—
New preferred equity raised, net	$—	$—	$—	$—
Total new equity	$—	$14,173	$—	$—

Preferred equity retired	$—	$—	$—	$—
Net equity	$—	$14,173	$—	$—

(1) Excludes drawings and repayments on our revolving credit facility.

(2) The acquisition of 42 properties in Lenexa, KS in July 2008 was funded with cash on hand, borrowings under our revolving credit facility and the issuance of 2,153,941 common shares at a market price per share of $6.58.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET) (1)

(sq. ft. in thousands)

	Metro		Metro	Metro	Southern	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Markets	Total
Square Feet:
Office	5,277	—	2,402	2,599	1,174	24,908	36,360
Industrial and Other	—	17,914	—	—	—	12,598	30,512
Total	5,277	17,914	2,402	2,599	1,174	37,506	66,872

CBD	4,577	158	682	523	331	6,209	12,480
Suburban	700	17,756	1,720	2,076	843	31,297	54,392
Total	5,277	17,914	2,402	2,599	1,174	37,506	66,872

U.S. Government and other government tenants (2)	17	—	1,240	211	366	3,512	5,346
Land leases (2)	—	16,511	—	—	—	—	16,511
Other investment grade tenants (2)(3)	2,285	5	56	811	76	8,997	12,230
Other tenants (2)	2,287	626	923	1,191	594	20,751	26,372
Vacant	688	772	183	386	138	4,246	6,413
Total	5,277	17,914	2,402	2,599	1,174	37,506	66,872

Percent by Major Market:
Office	15%	0%	7%	7%	3%	68%	100%
Industrial and Other	0%	59%	0%	0%	0%	41%	100%
Total	8%	27%	4%	4%	2%	55%	100%

CBD	37%	1%	6%	4%	3%	49%	100%
Suburban	1%	33%	3%	4%	2%	57%	100%
Total	8%	27%	4%	4%	2%	55%	100%

U.S. Government and other government tenants	0%	0%	23%	4%	7%	66%	100%
Land leases	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	19%	0%	0%	7%	1%	73%	100%
Other tenants	9%	2%	3%	5%	2%	79%	100%
Vacant	11%	12%	3%	6%	2%	66%	100%
Total	8%	27%	4%	4%	2%	55%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	66%	54%
Industrial and Other	0%	100%	0%	0%	0%	34%	46%
Total	100%	100%	100%	100%	100%	100%	100%

CBD	87%	1%	28%	20%	28%	17%	19%
Suburban	13%	99%	72%	80%	72%	83%	81%
Total	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	1%	0%	52%	8%	31%	9%	8%
Land leases	0%	92%	0%	0%	0%	0%	25%
Other investment grade tenants (3)	43%	0%	2%	31%	7%	24%	18%
Other tenants	43%	4%	38%	46%	50%	56%	39%
Vacant	13%	4%	8%	15%	12%	11%	10%
Total	100%	100%	100%	100%	100%	100%	100%

(1) Excludes properties classified in discontinued operations.

(2) Sq. ft. is pursuant to signed leases as of 12/31/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3) Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME) (1)

(dollars in thousands)

	Metro		Metro	Metro	Southern	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Markets	Total
Annualized Rental Income (2):
Office	$122,747	$—	$72,304	$52,010	$38,706	$436,028	$721,795
Industrial and Other	—	68,157	—	—	—	84,735	152,892
Total	$122,747	$68,157	$72,304	$52,010	$38,706	$520,763	$874,687

CBD	$112,215	$2,207	$29,347	$20,867	$22,833	$121,361	$308,830
Suburban	10,532	65,950	42,957	31,143	15,873	399,402	565,857
Total	$122,747	$68,157	$72,304	$52,010	$38,706	$520,763	$874,687

U.S. Government and other government tenants	$435	$—	$41,015	$5,261	$8,144	$67,106	$121,961
Land leases	—	61,297	—	—	—	—	61,297
Other investment grade tenants (3)	62,385	337	2,051	14,272	1,919	152,241	233,205
Other tenants	59,927	6,523	29,238	32,477	28,643	301,416	458,224
Total	$122,747	$68,157	$72,304	$52,010	$38,706	$520,763	$874,687

Percent by Major Market:
Office	17%	0%	10%	7%	5%	61%	100%
Industrial and Other	0%	45%	0%	0%	0%	55%	100%
Total	14%	8%	7%	6%	4%	61%	100%

CBD	36%	1%	10%	7%	7%	39%	100%
Suburban	2%	12%	8%	5%	3%	70%	100%
Total	14%	8%	7%	6%	4%	61%	100%

U.S. Government and other government tenants	0%	0%	34%	4%	7%	55%	100%
Land leases	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	27%	0%	1%	6%	1%	65%	100%
Other tenants	13%	1%	7%	7%	6%	66%	100%
Total	14%	8%	7%	6%	4%	61%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	84%	82%
Industrial and Other	0%	100%	0%	0%	0%	16%	18%
Total	100%	100%	100%	100%	100%	100%	100%

CBD	91%	3%	41%	40%	59%	23%	35%
Suburban	9%	97%	59%	60%	41%	77%	65%
Total	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	57%	10%	21%	13%	14%
Land leases	0%	90%	0%	0%	0%	0%	7%
Other investment grade tenants (3)	51%	0%	3%	27%	5%	29%	27%
Other tenants	49%	10%	40%	63%	74%	58%	52%
Total	100%	100%	100%	100%	100%	100%	100%

(1) Excludes properties classified in discontinued operations.

(2) Annualized rental income is rents pursuant to signed leases as of 12/31/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3) Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and  Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

SUMMARY OF PROPERTIES BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	As of 12/31/2008			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (2)	Rental Income (2)
Metro Philadelphia, PA	19	5,277	7.9%	$122,747	14.0%
Oahu, HI	57	17,914	26.8%	68,157	7.8%
Metro Washington, DC	17	2,402	3.6%	72,304	8.3%
Metro Boston, MA	19	2,599	3.9%	52,010	6.0%
Southern California	19	1,174	1.7%	38,706	4.4%
Other markets	406	37,506	56.1%	520,763	59.5%
Total	537	66,872	100.0%	$874,687	100.0%

	Percent NOI For the Three Months Ended (3)
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Metro Philadelphia, PA	11.6%	13.5%	12.3%	13.2%	12.4%
Oahu, HI	9.2%	10.2%	10.6%	10.1%	9.6%
Metro Washington, DC	9.0%	7.3%	9.4%	9.4%	9.6%
Metro Boston, MA	5.5%	6.4%	5.8%	6.6%	8.6%
Southern California	5.2%	5.2%	5.4%	6.9%	6.7%
Other markets	59.5%	57.4%	56.5%	53.8%	53.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1) Excludes properties classified in discontinued operations.

(2) Annualized rental income is rents pursuant to signed leases as of 12/31/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3) NOI, or property net operating income, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.  Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties subsequently reclassified in discontinued operations.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

LEASING SUMMARY (1)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Properties	537	533	489	537	535
Total sq. ft. (2)	66,872	66,087	63,438	65,315	64,456
Percentage leased	90.4%	90.6%	90.9%	91.6%	92.9%

Leasing Activity (sq. ft.):
New leases	221	395	379	273	405
Renewals	638	559	1,316	553	833
Total	859	954	1,695	826	1,238

% Change in GAAP Rent (3):
New leases	10%	20%	23%	2%	12%
Renewals	5%	13%	5%	3%	2%
Weighted average	6%	16%	9%	2%	5%

Capital Commitments (4):
New leases	$2,857	$7,036	$9,039	$6,325	$6,583
Renewals	6,313	2,334	4,252	3,091	4,969
Total	$9,170	$9,370	$13,291	$9,416	$11,552

Capital Commitments per Sq. Ft. (4):
New leases	$12.93	$17.81	$23.85	$23.17	$16.25
Renewals	$9.89	$4.18	$3.23	$5.59	$5.97
Total	$10.68	$9.82	$7.84	$11.40	$9.33

Weighted Average Lease Term by Sq. Ft. (years):
New leases	5.1	6.6	6.3	6.0	6.3
Renewals	5.9	4.8	5.4	5.4	5.3
Total	5.7	5.6	5.6	5.6	5.6

Capital Commitments per Sq. Ft. per Year:
New leases	$2.53	$2.70	$3.79	$3.86	$2.58
Renewals	$1.68	$0.87	$0.60	$1.04	$1.13
Total	$1.87	$1.75	$1.40	$2.04	$1.67

(1) Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties subsequently classified in discontinued operations.

(2) Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3) Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(4) Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 12/31/2008) (1)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Three Months Ended 12/31/2008
Property Type/Market	12/31/2008	New	Renewals	Total
Office	36,360	187	521	708
Industrial and Other	30,512	34	117	151
Total	66,872	221	638	859

CBD	12,480	26	125	151
Suburban	54,392	195	513	708
Total	66,872	221	638	859

Metro Philadelphia, PA	5,277	19	18	37
Oahu, HI	17,914	4	1	5
Metro Washington, DC	2,402	8	24	32
Metro Boston, MA	2,599	—	5	5
Southern California	1,174	1	61	62
Other markets	37,506	189	529	718
Total	66,872	221	638	859

	Sq. Ft. Leased
	As of	9/30/08		New and	Acquisitions /	As of	12/31/2008
	9/30/2008	% Leased (2)	Expired	Renewals	(Sales)	12/31/2008	% Leased
Office	31,004	87.3%	(761)	708	811	31,762	87.4%
Industrial and Other	28,883	94.5%	(337)	151	—	28,697	94.1%
Total	59,887	90.6%	(1,098)	859	811	60,459	90.4%

CBD	10,725	88.2%	(193)	151	310	10,993	88.1%
Suburban	49,162	91.2%	(905)	708	501	49,466	90.9%
Total	59,887	90.6%	(1,098)	859	811	60,459	90.4%

Metro Philadelphia, PA	4,572	86.7%	(20)	37	—	4,589	87.0%
Oahu, HI	17,074	95.3%	63	5	—	17,142	95.7%
Metro Washington, DC	2,212	92.1%	(25)	32	—	2,219	92.4%
Metro Boston, MA	2,213	85.1%	(5)	5	—	2,213	85.1%
Southern California	1,044	88.9%	(70)	62	—	1,036	88.3%
Other markets	32,772	89.2%	(1,041)	718	811	33,260	88.7%
Total	59,887	90.6%	(1,098)	859	811	60,459	90.4%

(1) Excludes properties classified in discontinued operations.

(2) Based on total sq. ft. as of September 30, 2008; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (12 MONTHS ENDED 12/31/2008)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Year Ended 12/31/2008
Property Type/Market	12/31/2008	New	Renewals	Total
Office	36,360	1,073	1,993	3,066
Industrial and Other	30,512	195	1,073	1,268
Total	66,872	1,268	3,066	4,334

CBD	12,480	283	634	917
Suburban	54,392	985	2,432	3,417
Total	66,872	1,268	3,066	4,334

Metro Philadelphia, PA	5,277	164	158	322
Oahu, HI	17,914	15	214	229
Metro Washington, DC	2,402	59	46	105
Metro Boston, MA	2,599	31	8	39
Southern California	1,174	51	193	244
Other markets	37,506	948	2,447	3,395
Total	66,872	1,268	3,066	4,334

	Sq. Ft. Leased (1)
	As of	12/31/2007		New and	Acquisitions /	As of	12/31/2008
	12/31/2007	% Leased (2)	Expired	Renewals	(Sales)	12/31/2008	% Leased
Office	31,824	90.0%	(3,989)	3,066	861	31,762	87.4%
Industrial and Other	28,073	96.4%	(1,974)	1,268	1,330	28,697	94.1%
Total	59,897	92.9%	(5,963)	4,334	2,191	60,459	90.4%

CBD	10,359	90.2%	(1,206)	917	923	10,993	88.1%
Suburban	49,538	93.5%	(4,757)	3,417	1,268	49,466	90.9%
Total	59,897	92.9%	(5,963)	4,334	2,191	60,459	90.4%

Metro Philadelphia, PA	4,898	90.0%	(477)	322	(154)	4,589	87.0%
Oahu, HI	17,453	97.4%	(540)	229	—	17,142	95.7%
Metro Washington, DC	2,427	91.3%	(73)	105	(240)	2,219	92.4%
Metro Boston, MA	2,990	96.5%	(314)	39	(502)	2,213	85.1%
Southern California	1,354	93.8%	(292)	244	(270)	1,036	88.3%
Other markets	30,775	90.8%	(4,267)	3,395	3,357	33,260	88.7%
Total	59,897	92.9%	(5,963)	4,334	2,191	60,459	90.4%

(1) Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties classifed in discontinued operations.

(2) Based on total sq. ft. as of December 31, 2007; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT (1)

(sq. ft. in thousands)

			% of Total	% of Rental
Tenant		Sq. Ft. (2)	Sq. Ft. (2)	Income (3)	Expiration
1	U.S. Government	4,650	7.7%	12.5%	2009 to 2024
2	GlaxoSmithKline plc	608	1.0%	1.7%	2013
3	PNC Financial Services Group	460	0.8%	1.3%	2011, 2021
4	Jones Day	407	0.7%	1.3%	2012, 2019
5	Wells Fargo Bank	393	0.7%	1.2%	2009 to 2017
6	Flextronics International Ltd.	894	1.5%	1.2%	2014
7	ING	410	0.7%	1.1%	2011, 2018
8	JDA Software Group, Inc.	283	0.5%	1.0%	2012
	Total	8,105	13.6%	21.3%

(1)  Excludes properties classified in discontinued operations.

(2)  Sq. ft. is pursuant to signed leases as of 12/31/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3) Rental income is rents pursuant to signed leases as of 12/31/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE (1)

(dollars and sq. ft. in thousands)

	Total as of 12/31/2008	2009	2010	2011	2012 and Thereafter

Office:
Total sq. ft.	36,360
Leased sq. ft. (2)	31,762	3,397	3,719	4,575	20,071
Percent	100.0%	10.7%	11.7%	14.4%	63.2%
Annualized rental income (3)	$721,795	$72,945	$81,884	$98,044	$468,922
Percent	100.0%	10.1%	11.3%	13.6%	65.0%

Industrial and Other:
Total sq. ft.	30,512
Leased sq. ft. (2)	28,697	1,116	2,978	1,540	23,063
Percent	100.0%	3.9%	10.4%	5.4%	80.3%
Annualized rental income (3)	$152,892	$7,821	$20,683	$8,453	$115,935
Percent	100.0%	5.1%	13.5%	5.5%	75.9%

CBD:
Total sq. ft.	12,480
Leased sq. ft. (2)	10,993	837	934	867	8,355
Percent	100.0%	7.6%	8.5%	7.9%	76.0%
Annualized rental income (3)	$308,830	$24,758	$27,338	$24,307	$232,427
Percent	100.0%	8.0%	8.9%	7.9%	75.2%

Suburban:
Total sq. ft.	54,392
Leased sq. ft. (2)	49,466	3,676	5,763	5,248	34,779
Percent	100.0%	7.4%	11.7%	10.6%	70.3%
Annualized rental income (3)	$565,857	$56,008	$75,229	$82,190	$352,430
Percent	100.0%	9.9%	13.3%	14.5%	62.3%

Total:
Total sq. ft.	66,872
Leased sq. ft. (2)	60,459	4,513	6,697	6,115	43,134
Percent	100.0%	7.5%	11.1%	10.1%	71.3%
Annualized rental income (3)	$874,687	$80,766	$102,567	$106,497	$584,857
Percent	100.0%	9.2%	11.7%	12.2%	66.9%

(1) Excludes properties classified in discontinued operations.

(2) Sq. ft. is pursuant to signed leases as of 12/31/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3) Annualized rental income is rents pursuant to signed leases as of 12/31/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total as of 12/31/2008	2009	2010	2011	2012 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,277
Leased sq. ft. (2)	4,589	331	324	652	3,282
Percent	100.0%	7.2%	7.1%	14.2%	71.5%
Annualized rental income (3)	$122,747	$7,441	$8,074	$16,033	$91,199
Percent	100.0%	6.1%	6.6%	13.1%	74.2%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (2)	17,142	664	303	655	15,520
Percent	100.0%	3.9%	1.8%	3.8%	90.5%
Annualized rental income (3)	$68,157	$2,902	$1,510	$2,663	$61,082
Percent	100.0%	4.3%	2.2%	3.9%	89.6%
Metro Washington, DC:
Total sq. ft.	2,402
Leased sq. ft. (2)	2,219	106	202	109	1,802
Percent	100.0%	4.8%	9.1%	4.9%	81.2%
Annualized rental income (3)	$72,304	$3,995	$6,822	$3,891	$57,596
Percent	100.0%	5.5%	9.4%	5.4%	79.7%
Metro Boston, MA:
Total sq. ft.	2,599
Leased sq. ft. (2)	2,213	125	84	407	1,597
Percent	100.0%	5.6%	3.8%	18.4%	72.2%
Annualized rental income (3)	$52,010	$3,757	$2,496	$9,944	$35,813
Percent	100.0%	7.2%	4.8%	19.1%	68.9%
Southern California:
Total sq. ft.	1,174
Leased sq. ft. (2)	1,036	151	83	100	702
Percent	100.0%	14.6%	8.0%	9.7%	67.7%
Annualized rental income (3)	$38,706	$5,983	$4,456	$4,247	$24,020
Percent	100.0%	15.5%	11.5%	11.0%	62.0%
Other markets:
Total sq. ft.	37,506
Leased sq. ft. (2)	33,260	3,136	5,701	4,192	20,231
Percent	100.0%	9.4%	17.1%	12.6%	60.9%
Annualized rental income (3)	$520,763	$56,688	$79,209	$69,719	$315,147
Percent	100.0%	10.9%	15.2%	13.4%	60.5%
Total:
Total sq. ft.	66,872
Leased sq. ft. (2)	60,459	4,513	6,697	6,115	43,134
Percent	100.0%	7.5%	11.1%	10.1%	71.3%
Annualized rental income (3)	$874,687	$80,766	$102,567	$106,497	$584,857
Percent	100.0%	9.2%	11.7%	12.2%	66.9%

(1) Excludes properties classified in discontinued operations.

(2) Sq. ft. is pursuant to signed leases as of 12/31/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3) Annualized rental income is rents pursuant to signed leases as of 12/31/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

PORTFOLIO LEASE EXPIRATION SCHEDULE (1)

(dollars and sq. ft. in thousands)

						Cumulative %
	Sq. Ft. Expiring (2)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Income Expiring (3)	% of Annualized Rental Income Expiring	of Annualized Rental Income Expiring
2009	4,513	7.5%	7.5%	$80,766	9.2%	9.2%
2010	6,697	11.1%	18.6%	102,567	11.7%	20.9%
2011	6,115	10.1%	28.7%	106,497	12.2%	33.1%
2012	5,627	9.3%	38.0%	109,112	12.5%	45.6%
2013	5,657	9.3%	47.3%	99,134	11.3%	56.9%
2014	3,205	5.3%	52.6%	56,797	6.5%	63.4%
2015	3,806	6.3%	58.9%	69,753	8.0%	71.4%
2016	2,739	4.5%	63.4%	45,420	5.2%	76.6%
2017	2,103	3.5%	66.9%	43,530	5.0%	81.6%
2018	1,735	2.9%	69.8%	31,287	3.6%	85.2%
2019 and thereafter	18,262	30.2%	100.0%	129,824	14.8%	100.0%
Total	60,459	100.0%		$874,687	100.0%

Weighted average remaining lease term (in years)	8.2			5.9

(1) Excludes properties classified in discontinued operations.

(2) Sq. ft. is pursuant to signed leases as of 12/31/2008, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3) Annualized rental income is rents pursuant to signed leases as of 12/31/2008, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.